                                                                    EXHIBIT 20.1




                        WFS FINANCIAL 2004-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 17, 2004
                                    Class A-1



Original Principal Balance                                                                247,000,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS              BALANCE
              Principal Amount of Notes as of Prior Distribution Date                     247,000,000.00               1000.000000

              Principal Amount of Notes as of Current Distribution Date                   196,370,718.70                795.023153

                                         Pool Factor                                            0.795023

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount             50,629,281.30                                     204.976847
              Plus: Prior Principal Carryover                                  0.00                                       0.000000
                                                                   -----------------
              Total Principal Distributable Amount                    50,629,281.30                                     204.976847

              Principal Distribution Amount                           50,629,281.30                                     204.976847
                                                                   -----------------

              Current Principal Carryover                                                           0.00                  0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 716,231.39                                       2.899722
              Plus: Prior Interest Carryover                                   0.00                                       0.000000
                                                                   -----------------
              Total Interest Distributable Amount                        716,231.39                                       2.899722

              Interest Distribution Amount                               716,231.39                                       2.899722
                                                                   -----------------

              Current Interest Carryover                                                            0.00                  0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

              Aggregate Principal Balance                          1,354,006,016.73

              Overcollateralization Amount                            46,635,298.03

              Servicing Fee                                            1,647,331.00                                       0.001177

              Spread Account                                          13,540,060.17
              Net Change in Spread Account                              (459,939.83)

              Net Collections                                         56,984,460.61

              Aggregate Principal Balance of Delinquent Contracts        129,633.56

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================

                        WFS FINANCIAL 2004-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 17, 2004
                                    Class A-2



Original Principal Balance                                                                375,000,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS              BALANCE
              Principal Amount of Notes as of Prior Distribution Date                     375,000,000.00               1000.000000

              Principal Amount of Notes as of Current Distribution Date                   375,000,000.00               1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                     (0.00)                                      0.000000
              Plus: Prior Principal Carryover                                  0.00                                       0.000000
                                                                   -----------------
              Total Principal Distributable Amount                            (0.00)                                      0.000000

              Principal Distribution Amount                                   (0.00)                                      0.000000
                                                                   -----------------

              Current Principal Carryover                                                           0.00                  0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount               1,276,041.67                                       3.402778
              Plus: Prior Interest Carryover                                   0.00                                       0.000000
                                                                   -----------------
              Total Interest Distributable Amount                      1,276,041.67                                       3.402778

              Interest Distribution Amount                             1,276,041.67                                       3.402778
                                                                   -----------------

              Current Interest Carryover                                                            0.00                  0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

              Aggregate Principal Balance                          1,354,006,016.73

              Overcollateralization Amount                            46,635,298.03

              Servicing Fee                                            1,647,331.00                                       0.001177

              Spread Account                                          13,540,060.17
              Net Change in Spread Account                              (459,939.83)

              Net Collections                                         56,984,460.61

              Aggregate Principal Balance of Delinquent Contracts        129,633.56

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================

                        WFS FINANCIAL 2004-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 17, 2004
                                    Class A-3




Original Principal Balance                                                                349,000,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS              BALANCE
              Principal Amount of Notes as of Prior Distribution Date                     349,000,000.00               1000.000000

              Principal Amount of Notes as of Current Distribution Date                   349,000,000.00               1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                       0.000000
              Plus: Prior Principal Carryover                                  0.00                                       0.000000
                                                                   -----------------
              Total Principal Distributable Amount                             0.00                                       0.000000

              Principal Distribution Amount                                    0.00                                       0.000000
                                                                   -----------------

              Current Principal Carryover                                                           0.00                  0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount               1,415,582.78                                       4.056111
              Plus: Prior Interest Carryover                                   0.00                                       0.000000
                                                                   -----------------
              Total Interest Distributable Amount                      1,415,582.78                                       4.056111

              Interest Distribution Amount                             1,415,582.78                                       4.056111
                                                                   -----------------

              Current Interest Carryover                                                            0.00                  0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

              Aggregate Principal Balance                          1,354,006,016.73

              Overcollateralization Amount                            46,635,298.03

              Servicing Fee                                            1,647,331.00                                       0.001177

              Spread Account                                          13,540,060.17
              Net Change in Spread Account                              (459,939.83)

              Net Collections                                         56,984,460.61

              Aggregate Principal Balance of Delinquent Contracts        129,633.56

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================

                        WFS FINANCIAL 2004-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 17, 2004
                                    Class A-4




Original Principal Balance                                                                233,000,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS              BALANCE
              Principal Amount of Notes as of Prior Distribution Date                     233,000,000.00               1000.000000

              Principal Amount of Notes as of Current Distribution Date                   233,000,000.00               1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                       0.000000
              Plus: Prior Principal Carryover                                  0.00                                       0.000000
                                                                   -----------------
              Total Principal Distributable Amount                             0.00                                       0.000000

              Principal Distribution Amount                                    0.00                                       0.000000
                                                                   -----------------

              Current Principal Carryover                                                           0.00                  0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount               1,090,957.78                                       4.682222
              Plus: Prior Interest Carryover                                   0.00                                       0.000000
                                                                   -----------------
              Total Interest Distributable Amount                      1,090,957.78                                       4.682222

              Interest Distribution Amount                             1,090,957.78                                       4.682222
                                                                   -----------------

              Current Interest Carryover                                                            0.00                  0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

              Aggregate Principal Balance                          1,354,006,016.73

              Overcollateralization Amount                            46,635,298.03

              Servicing Fee                                            1,647,331.00                                       0.001177

              Spread Account                                          13,540,060.17
              Net Change in Spread Account                              (459,939.83)

              Net Collections                                         56,984,460.61

              Aggregate Principal Balance of Delinquent Contracts        129,633.56

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================

                        WFS FINANCIAL 2004-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 17, 2004
                                    Class B-1




Original Principal Balance                                                                 52,500,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS              BALANCE
              Principal Amount of Notes as of Prior Distribution Date                      52,500,000.00               1000.000000

              Principal Amount of Notes as of Current Distribution Date                    52,500,000.00               1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                       0.000000
              Plus: Prior Principal Carryover                                  0.00                                       0.000000
                                                                   -----------------
              Total Principal Distributable Amount                             0.00                                       0.000000

              Principal Distribution Amount                                    0.00                                       0.000000
                                                                   -----------------

              Current Principal Carryover                                                           0.00                  0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 223,664.58                                       4.260278
              Plus: Prior Interest Carryover                                   0.00                                       0.000000
                                                                   -----------------
              Total Interest Distributable Amount                        223,664.58                                       4.260278

              Interest Distribution Amount                               223,664.58                                       4.260278
                                                                   -----------------

              Current Interest Carryover                                                            0.00                  0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

              Aggregate Principal Balance                          1,354,006,016.73

              Overcollateralization Amount                            46,635,298.03

              Servicing Fee                                            1,647,331.00                                       0.001177

              Spread Account                                          13,540,060.17
              Net Change in Spread Account                              (459,939.83)

              Net Collections                                         56,984,460.61

              Aggregate Principal Balance of Delinquent Contracts        129,633.56

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================

                        WFS FINANCIAL 2004-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 17, 2004
                                    Class C-1




Original Principal Balance                                                                 56,000,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS              BALANCE
              Principal Amount of Notes as of Prior Distribution Date                      56,000,000.00               1000.000000

              Principal Amount of Notes as of Current Distribution Date                    56,000,000.00               1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                       0.000000
              Plus: Prior Principal Carryover                                  0.00                                       0.000000
                                                                   -----------------
              Total Principal Distributable Amount                             0.00                                       0.000000

              Principal Distribution Amount                                    0.00                                       0.000000
                                                                   -----------------

              Current Principal Carryover                                                           0.00                  0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 244,673.33                                       4.369167
              Plus: Prior Interest Carryover                                   0.00                                       0.000000
                                                                   -----------------
              Total Interest Distributable Amount                        244,673.33                                       4.369167

              Interest Distribution Amount                               244,673.33                                       4.369167
                                                                   -----------------

              Current Interest Carryover                                                            0.00                  0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

              Aggregate Principal Balance                          1,354,006,016.73

              Overcollateralization Amount                            46,635,298.03

              Servicing Fee                                            1,647,331.00                                       0.001177

              Spread Account                                          13,540,060.17
              Net Change in Spread Account                              (459,939.83)

              Net Collections                                         56,984,460.61

              Aggregate Principal Balance of Delinquent Contracts        129,633.56

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================

                        WFS FINANCIAL 2004-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 17, 2004
                                    Class D-1




Original Principal Balance                                                                 45,500,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS              BALANCE
              Principal Amount of Notes as of Prior Distribution Date                      45,500,000.00               1000.000000

              Principal Amount of Notes as of Current Distribution Date                    45,500,000.00               1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                       0.000000
              Plus: Prior Principal Carryover                                  0.00                                       0.000000
                                                                   -----------------
              Total Principal Distributable Amount                             0.00                                       0.000000

              Principal Distribution Amount                                    0.00                                       0.000000
                                                                   -----------------

              Current Principal Carryover                                                           0.00                  0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 221,711.39                                       4.872778
              Plus: Prior Interest Carryover                                   0.00                                       0.000000
                                                                   -----------------
              Total Interest Distributable Amount                        221,711.39                                       4.872778

              Interest Distribution Amount                               221,711.39                                       4.872778
                                                                   -----------------

              Current Interest Carryover                                                            0.00                  0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

              Aggregate Principal Balance                          1,354,006,016.73

              Overcollateralization Amount                            46,635,298.03

              Servicing Fee                                            1,647,331.00                                       0.001177

              Spread Account                                          13,540,060.17
              Net Change in Spread Account                              (459,939.83)

              Net Collections                                         56,984,460.61

              Aggregate Principal Balance of Delinquent Contracts        129,633.56

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================